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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 31, 1995


                          ELEXSYS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                     0-11691                   95-3534864
       (State or other               (Commission              (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)



               18522 VON KARMAN AVENUE, IRVINE, CALIFORNIA 92715
              (Address of principal executive offices) (zip code)


                                 (714) 833-0870
              (Registrant's telephone number, including area code)



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



ITEM 5.  OTHER EVENTS.

                  Registrant and Milan Mandaric, Registrant's President, Chief Executive Officer and Chairman of the Board, have entered into a Second Securities Exchange Agreement dated as of March 29, 1995 (the "Agreement").

                  On March 31, 1995 (the "Closing Date"), pursuant to the Agreement, Mr. Mandaric and Registrant exchanged for 400,000 newly issued shares of Registrant's common stock, par value $1.00 per share (the "Common Stock"), $4,000,000 in aggregate principal amount of Registrant's outstanding 5 1/2% Convertible Subordinated Debentures due 2012. In addition, Registrant paid to Mr. Mandaric $18,333, an amount equal to the accrued but unpaid interest on the Debentures through the Closing Date.

                  Prior to the Closing Date, Mr. Mandaric owned 3,600,000 shares of Registrant's Common Stock. After consummation of the transactions contemplated by the Agreement, Mr. Mandaric owned as of the Closing Date 4,000,000 shares of Registrant's Common Stock, approximately 45.4% of the shares of such Common Stock currently outstanding on a fully diluted basis.

ITEM 7.  EXHIBITS.

                  The following exhibits are filed with this Report:

                  Exhibit Number          Description

                  10.1 Second Securities Exchange Agreement dated as of March 29, 1995 between Registrant and Milan Mandaric


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ELEXSYS INTERNATIONAL, INC.
                                                       (Registrant)


Dated:  April 4, 1995               By:     /s/ MICHAEL S. SHIMADA
                                            ----------------------
                                            Michael S. Shimada
                                            Chief Financial Officer
                                            and Secretary


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



                               INDEX TO EXHIBITS



                                                                   Sequentially
Exhibit Number      Description                                    Numbered Page

10.1                Second Securities Exchange Agreement           4
                    dated as of March 29, 1995 between
                    Registrant and Milan Mandaric







DGA95A34.URL (4/4/95 5:48PM)

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

                      SECOND SECURITIES EXCHANGE AGREEMENT


                  THIS SECOND SECURITIES EXCHANGE AGREEMENT (this "Agreement") is entered into as of March 29, 1995, by and between ELEXSYS INTERNATIONAL INC. (formerly known as Diceon Electronics, Inc.), a Delaware corporation (the "Company"), and MILAN MANDARIC, an individual ("Mandaric").

                                    RECITALS

         A.  Mandaric  owns  $4,000,000  in  aggregate  principal  amount of the
Company's   5  1/2%   Convertible   Subordinated   Debentures   due  2012   (the
"Debentures").

         B. Mandaric and the Company desire that Mandaric exchange for the Debentures 400,000 shares of the Company's Common Stock (the "Shares").

                                   AGREEMENT

                  The Company and Mandaric, intending to be legally bound, hereby agree as follows:


SECTION 1. EXCHANGE OF SECURITIES; RELATED TRANSACTIONS

                  1.1 Sale and Purchase of Shares. At the Closing, the Company shall issue and sell the Shares to Mandaric, in exchange for which Mandaric shall sell and assign the Debentures to the Company, on the terms and subject to the conditions set forth in this Agreement (the "Exchange").

                  1.2 Closing. The closing of the Exchange (the "Closing") shall take place at the office of Sidley & Austin, 555 West Fifth Street, Los Angeles, California at 10:00 a.m. (California time) on or prior to March 31, 1995 (or at such other place or time as the Company and Mandaric may jointly designate). At the Closing, Mandaric shall deliver to the Company the Debentures, duly endorsed (or accompanied by duly executed assignments), and the Company shall deliver to Mandaric a certificate or certificates representing the Shares. For purposes of this Agreement, the "Closing Date" shall mean the time and date as of which the Closing actually takes place.

                  1.3 Payment of Accrued Interest. At the Closing, the Company shall pay Mandaric as additional consideration for the Debentures an amount equal to all accrued but unpaid interest on the Debentures through the Closing Date.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants, to and for the benefit of Mandaric, as follows:

                  2.1 Organization. The Company and all of the Company's subsidiaries are corporations duly organized, validly existing and in good standing under the law of their respective jurisdictions. The Company and each of the Company's subsidiaries have all necessary powers and authority under applicable corporate law and their respective organization documents to own or lease their respective properties and to carry on their respective businesses as presently conducted.

                  2.2 Qualification. To the Company's knowledge, the Company and each of the Company's subsidiaries is qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the Company or such subsidiary is currently doing business and such qualification is required, except where the failure to so qualify would not materially, adversely affect the Company's business, operations or financial condition or prospects, taken as a whole.

                  2.3 Authority. The Company has full corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary for the Company to consummate the transactions contemplated hereby. This agreement has been duly executed and delivered by a duly authorized officer of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditor's rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                  2.4 No Conflicts. The execution, delivery and performance of this Agreement will not constitute (i) a violation of any judgment, order or decree, (ii) a material default under any material contract by which the Company or any of its material assets are bound or (iii) an event which, with the giving of notice or passage of time, would constitute such a default.


SECTION 3. REPRESENTATIONS AND WARRANTIES OF MANDARIC

                  Mandaric represents and warrants, to and for the benefit of the Company, as follows:

                  3.1  Acquisition  of Shares.  Mandaric is acquiring the Shares
for  investment  and  not  with  the  current   intention  of  making  a  public
distribution thereof.

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




                  3.2 Authority; Binding Nature of Agreement. Mandaric has the absolute and unrestricted right, power and authority to execute and deliver, and to perform his obligations under, this Agreement. This Agreement constitutes the legal, valid and binding obligation of Mandaric, enforceable against Mandaric in accordance with its terms.

                  3.3 No Conflicts. The execution, delivery and performance of this Agreement will not constitute a (i) violation of any judgment, order or decree, (ii) a material default under any material contract by which Mandaric or his material assets are bound or (iii) an event which, with the giving of notice or passage of time, would constitute such a default.

                  3.4 Brokers. Mandaric has not agreed or become obligated to pay, and has not received any claim for, any brokerage commission, finder's fee or similar commission or fee in connection with the Exchange.


SECTION 4. REGISTRATION RIGHTS

                  For purposes of registration of the Shares with the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Shares shall be deemed to be "Shares" as defined in the Securities Exchange Agreement dated as of June 7, 1994 between the Company and Mandaric, and shall be subject to the provisions of Section 7 thereof.


SECTION 5. MISCELLANEOUS PROVISIONS

                  5.1 Further Assurances. Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated hereby.

                  5.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, registered mail, courier or express delivery service or by telecopier) to the address or telecopier number set forth beneath the name of such party below (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto):


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



                         if to the Company:

                         Elexsys International, Inc.
                         18522 Von Karman Avenue
                         Irvine, CA  92715
                         Attn: Chief Financial Officer
                         Telecopier: (714) 474-2338

                         if to Mandaric:

                         c/o Elexsys International, Inc.
                         1188 Bordeaux Drive
                         Sunnyvale, CA  94089
                         Telecopier: (408) 743-5454

                  5.3 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

                  5.4 Governing Law. This Agreement shall be construed in accordance with, and governed in all respect by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

                  5.5 Successors and Assigns. This Agreement shall be binding upon Mandaric and his personal representatives, executors, administrators, estate, heirs, successors and assigns (if any) and upon the Company and its successors and assigns (if any). This Agreement shall inure to the benefit of the Company, Mandaric, and the respective successors and assign (if any) of the foregoing.

                  5.6 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Mandaric and the Company.

                  5.7 Entire Agreement. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.


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


                  The parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                     ELEXSYS INTERNATIONAL, INC.,
                                     a Delaware corporation


                                     By: /s/ MICHAEL S. SHIMADA
                                        --------------------------------------
                                         Michael S. Shimada
                                         Secretary & Chief Financial Officer




                                           /s/ MILAN MANDARIC
                                         --------------------------------------
                                           MILAN MANDARIC






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